Supplement to the
Fidelity® Agricultural Productivity Fund
July 30, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Managers" heading.
Colin Anderson (Co-Portfolio Manager) has managed the fund since 2023.
David Wagner (Co-Portfolio Manager) has managed the fund since 2024.
Effective December 31, 2024, Mr. Anderson will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Wagner will assume sole portfolio manager responsibilities.
DAS-SUSTK-1124-102 1.9910496.102	November 1, 2024